RAPID Tests for EARLIER Treatment

Investor Presentation

Slide 2

Forward Looking Statements

Statements contained herein that are not historical facts are forward-looking statements within the meaning of the Securities Act of 1933, as amended.  Those statements include statements regarding the intent, belief or current expectations of Chembio and its management. Such statements reflect management's current views, are based on certain assumptions and involve risks and uncertainties. Actual results, events, or performance may differ materially from the above forward-looking statements due to a number of important factors, and will be dependent upon a variety of factors, including, but not limited to, Chembio’s ability to obtain additional financing and the demand for Chembio's products.  Chembio undertakes no obligation to publicly update these forward-looking statements to reflect events or circumstances that occur after the date hereof or to reflect any change in Chembio's expectations with regard to these forward-looking statements or the occurrence of unanticipated events. Factors that may impact Chembio's success are more fully disclosed in Chembio's most recent public filings with the U.S. Securities and Exchange Commission

Slide 3

•	Chembio Overview
•	Develops, Manufactures and Markets Rapid Point of Care Test (POCT) Products
•	Current POCTs for HIV, Syphilis & Other Infectious Diseases, applicable to many other markets
•	Branded & Private Label (OEM) Strategy
•	Enabled by Patented Dual Path Platform (DPP®)
•	Four products approved in Brazil 2010-11 now being launched by Brazilian OEM partner
•	FDA & USDA Approved Leased Manufacturing Facility in Medford, NY
•	130 Employees

Slide 4

Financial Overview

•	Five Year Compounded Annual Revenue Growth of 33%
•	Gross Margin Expansion Actual and % Sales
•	2006: $1.60MM - 25%
•	2010: $8.10MM - 48%
•	2010 6 Mos. YTD - $3.40MM - 52%
•	2011 6 Mos. YTD - $3.98MM - 55%
•	Profitable 2009, 2010 and 2011YTD

(See graph)

Slide 5

POCT’s – A Growing Global Market

•	$7B Global Point-of-Care Test (POCT) Market
•	Fastest Growing Segment of $39.5B In-Vitro Diagnostics Market
•	POCTs for HIV, Syphilis Serve Crucial Public Health Objectives
o	Chembio Pursuing FDA Approval of Sure Check® HIV Test for Self Testing by Consumers
•	Other Important POCT Markets
o	Infectious Diseases, Cardiac Markers, Companion Animal, OTC, Allergy

Slide 6

DUAL PATH PLATFORM (DPP®) Chembio’s Proprietary POCT Technology

•	Independent Sample Flow Path Enables Improved Sensitivity & Use of More Challenging Sample Types
•	Improved Multiplexing Facilitated by Direct Binding, Uniform Delivery of Samples
•	Visual and/or Instrument Read-Out
•	Patents issued in several global markets including U.S., UK, Australia, Eurasia and China
o	Additional DPP® Patents Pending in the U.S. and many foreign countries

(see graphics)

Slide 7

Pipeline of Chembio-Branded Products Complemented by Current & Future OEM Programs

Current OEM/Licensees:  Fiocruz (Brazil), BIORAD, Alere
Potential Future OEM/License Areas: Infectious Diseases, Veterinary Wellness

Chembio Branded Products in Clinical Trials
DPP® HIV SCREENING TEST – DPP® SYPHILIS SCREEN & CONFIRM – SURE CHECK® HIV OTC – OTHER INFECTIOUS DISEASE PRODUCTS

Slide 8

Lateral Flow Rapid HIV Tests

•	>20% of 1.1MM HIV+ Individuals in U.S. Not Aware of their Status
•	Products Sold in US Professional Market by Alere Inc. (NYSE:ALR) as Clearview® brand
o	10-Year Exclusive Agreement through Sept. 2016
o	42% Increase YTD v. 2010
•	Ex-US Under Chembio Brands (STAT PAK® & SURE CHECK®)

Slide 9

U.S. Rapid HIV Test Market

	Clearview Complete	Clearview STAT PAK®	DPP® HIV Screen	OraQuick	Uni-Gold
	(See Graphic)	(See Graphic)	(See Graphic)	(See Graphic)	(See Graphic)
Manufacturer	Chembio	Chembio	Chembio	Orasure Technologies, Bethlehem PA	Trinity Biotech, Dublin Ireland
Current or Planned Distribution	Private Label for Alere Direct & Distribution	Private Label for Alere Direct & Distribution	Direct & Distributors	Direct sales force	Direct sales force & distributors
FDA Approval Date	2006	2006	Clinical trials	2003	2003
Technology	Lateral Flow	Lateral Flow	Dual Path Platform (DPP®)	Lateral Flow	Lateral Flow
Est. US Market Shr.	8%	12%	N/A	65%	15%
FDA Sensitivity	99.7%	99.7%	TBD	99.3%OF/99.6% WB	100%
FDA Specificity	99.9%	99.9%	TBD	99.8%OF/100% WB	99.7%
Features
Sample Types	All Blood Matrices	All Blood Matrices	Blood & Oral Fluid Claims being pursued	Oral Fluid and all blood matrices except serum	All Blood Matrices
True IgG Control	Y	Y	Y	Y	N
Sample Size (in microliters)	<5	<5	<5	<5	40
HIV-2	Y	Y	Y	Y	N

Slide 10

Pipeline: Chembio-Branded Products Anticipated Timelines – US Market

Product	2011	2012	Est. Current & Potential U.S. Market Size
DPP® HIV Screen	Clinical Trials Commenced 2010, Completing in Q4; Modular PMA Submissions in Q1’11, Q3’11 and Q4’11	FDA Approval, CLIA waiver, US Market Launch	$70MM/$150MM US POCT Market Developed into 7MM Unit Market since 2003
DPP® Syphilis Screen & Confirm	Clinical Trials Q3-4’11; 510(K) Submission	FDA Clearance & US Market Launch – Q3’11	NA/$50MM 69MM Syphilis tests performed in US; 50MM Clinical; Assumes 20% convert to POCT
Sure Check® HIV OTC	Product Already Approved for Professional Use which is pre-requisite; Submitting IDE for Self Testing Protocol	Phase II Clinical Trials in 2012-2013	NA/$150MM Assumes $30 OTC Test

Significant International Market Opportunities As Well

Slide 11

Pipeline: OEM Contracts with FIOCRUZ Brazil
Anticipate Minimum of $3MM in 2011 Revenues v. $.6MM in 2010

Contract	2010	2011	2012
DPP® HIV Screening	Approved, Commercial Sales	Commercial Sales	Commercial Sales
DPP® HIV Confirmatory	Approved	Commercial Sales	Commercial Sales
DPP® Syphilis Treponemal	Agreement Signed December 2010	Approved Q1 ‘11, Commercial Sales	Commercial Sales
DPP® Syphilis Treponemal/ Non-Treponemal		Submission, Approval	Commercial Sales
DPP® Canine Leishmaniasis	Submitted	Approved Q1’11, Commercial Sales	Commercial Sales
DPP® Leptospirosis		Submitted, Approval, Commercial Sales	Commercial Sales

Slide 12

Pipeline: Other Products

Project	Activity
Multiplex DPP® Product Developed for & Licensed to Bio-Rad Laboratories, Inc.	Development completed. Anticipate CE Mark EOY 2011 – Launch EU early 2012. Manufacturing by Bio-Rad. Royalties Upon Commercial Sales
Multiplex Influenza Immune Status Product Developed for Battelle/CDC	Prototype Development Completed; Prototype products being evaluated at CDC. Additional development work under consideration.
NIH Phase II Grant – Leptospirosis
$2.9MM 3 Year Grant awarded 6/2009.  Prototype Developed.  Further reagent discovery underway.  Approximately $1.7MM funding remaining in 2011 and 2012 if renewed as anticipated.  Chembio is principal grantee.

NIH Phase II Grant – Tuberculosis	$2.4MM, 3 Year Grant awarded Effective 3/1/2011. Prototype Developed. Planning Multi-site Evaluations and Optimization, Validation and Commercialization. Chembio is principal grantee.
Veterinary Diagnostic Applications	Preliminary Discussions
Platform Enhancements	Buffer Integration and “Dual DPP®” projects in progress

Slide 13

Financial Summary

FY 2008-2010 Results
•	Record Revenues and Earnings
•	Improving Gross Margins
•	Controlled Operating Expenses
•	Operating Cash Flow Strengthened Balance Sheet

(See Graphic)

Slide 14

Financial Summary- First Quarter 2008-2011
•	Steady increases in Revenue and Gross Profit
•	Increased R&D expense in 2011YTD driven partially by increased Clinical Trials expense
•	Profitable Q2-2011 and YTD

(See Graphic)

Slide 15
Selected Comparative Operating Statement Items – 2010 vs. 2011

	3mos. June 30, 2011		3mos. June 30, 2010		June 30, 2011-YTD		June 30, 2010-YTD		December 31, 2010
Net Product Revenues	$ 2,974,379		$ 2,335,665		$ 5,989,442		$ 4,550,562		$ 13,516,359
Non-Product Revenues	639,772		1,413,777		1,260,390		1,982,296		3,188,344
TOTAL REVENUES	$ 3,614,151		$ 3,419,442		$ 7,249,832		$ 6,532,858		$ 16,704,703
GROSS MARGIN	2,050,278	57%	2,094,966	61%	3,976,620	55%	3,401,340	52%	8,100,699	48%
OPERATING COSTS:
Research and development expenses	1,164,872	32%	791,596	23%	2,455,014	34%	1,592,354	24%	2,586,308	15%
Selling, general and administrative expense	688,259	19%	680,014	20%	1,463,630	20%	1,341,862	21%	2,940,721	18%
	1,853,131		1,471,610		3,918,644		2,934,216		5,527,029
INCOME FROM OPERATIONS	197,147		623,356		57,976		467,124		2,573,670
OTHER INCOME (EXPENSES):	(2,308)		(1,439)		(5,434)		(2,533)		(60,326)
NET INCOME	194,839	5%	621,917	18%	52,542	1%	464,591	7%	2,513,344	15%

Slide 16

Revenue Growth by Category: 2009 vs. 2010

(see graphic)

Slide 17

Revenue Growth by Category: Q2’10 YTD vs. Q2’11 YTD
(see graphic)

Slide 18

Selected Balance Sheet Data

($ in millions)	June.’11	Dec. '10	Dec. '09	Dec. ‘08
Cash	$2,139	2,136	1,068	1,212
Accounts Receivable	1,643	3,946	1,776	809
Inventories	2,917	1,349	1,556	1,819
Total Current Assets	6,914	205	4,667	4,068
Net Fixed Assets	778	813	580	881
Other Assets	743	636	1,068	968
Total Assets	$8,435	9,086	6,315	5,915

Total Current Liabilities	2,079	3,076	3,173	2,402
Total Liabilities	2,238	3,277	3,227	3,338

Total Equity	6,197	5,809	3,088	2,577

Total Liabilities & Shareholders Equity	$8,435	9,086	6,315	5,915

Slide 19

Anticipated Milestones 2011
•	Clinical & Regulatory Programs for Branded Products
‐	HIV PMA Modular Submissions
‐	Syphilis Clinical Trials
‐	Sure Check HIV OTC IDE
•	Commercialization of OEM Products
‐	2011 FIOCRUZ
‐	2012 BIO RAD

•	New Branded Product Development
•	New R&D & OEM Product Agreements
•	Continued US Lateral Flow HIV Test Market Share Gains & Potential New International Market Opportunities

Slide 20

Leadership

Executive	Joined Company*
Lawrence Siebert, Chairman & CEO	2002
Richard Larkin, CFO	2003
Javan Esfandiari, SVP R&D	2000
Tom Ippolito, VP Regulatory, Clinical, QA/QC	2005
Rick Bruce, VP Operations	2000
Independent Directors	Joined Board
Gary Meller, MD, MBA	2005
Kathy Davis, MBA	2007
Barbara DeBuono, MD MPH	2011
Peter Kissinger, Ph.D	2011

Slide 21

TOTAL EMPLOYMENT Approx. 130

Research and Development – 24
Regulatory and Clinical QA & QC – 11
Sales, General & Administration – 8
Operations- 87

Fully Integrated FDA & USDA Approved Development & Manufacturing in 24,000 S/F Leased Facility in Medford, NY

Slide 22

Potential Impact of OEM & Branded Products Revenue*

(See Graphic)

Slide 23

CEMI Selected Share Data
Ticker Symbol (OTC-QB)	CEMI.QB
Price 7/29/2011	$0.42
52-Week High	$0.580
52-Week Low	$0.210
Outstanding Shares	63.3
Market Capitalization	$26.6
Fully Diluted Shares	69.8
Management Holding	11.6
Average Daily Volume (3 months)	60,000

Options and Warrants	Amt.	Avg. Ex. Price
Options (3.89MM held by mgmt. & board)	5.42	$0.192
Warrants (MM)-Exp. Dates
10/06/2011	1.17	$0.454
02/05/2012	0.07	$0.810
Total Warrants (MM)	1.24	$0.475
Total Options & Warrants (MM)	2.41	$0.245

(See graphics)

Slide 24

DPP® HIV Screening Assay For Use with Oral Fluid or Blood Samples

•	Improved Performance Based on Multiple Studies
•	US Clinical Trials Being Completed in 2011
o	Modular PMA Submission in 2011
o	Anticipated Approval 2012
•	OTC Opportunity

(See graphic)

Slide 25

DPP® Syphilis Screen & Confirm

•	First POCT in US for Syphilis
•	All Pregnant Women Tested for Syphilis
•	Current Laboratory Tests Inadequate
•	Enables Confirmation & Treatment At POC
•	International Evaluation Ongoing in China
•	Anticipate FDA Clearance in early 2012

(See graphic)

Slide 26

SURE CHECK® HIV OTC IDE Submission 2011; Clinical Trials Beginning 2012
•	Patented All-In-One Barrel Device
•	Increasing Market Acceptance in Professional Market (Clearview by Alere)
•	Alternative to Less Sensitive Oral Fluid Product from Only Competitor
•	Potential Clinical Trials, Submission to FDA, and Approval in 2012-14

(See graphic)